                                                                   EXHIBIT 99.11

On April 22, 1999 Sight Resource Corporation ("SRC") purchased through its wholly owned subsidiary all the capital stock of the Kent Optical Co. and its affiliates. The total purchase price of approximately $7.7 million for this acquisition consisted of $5.2 million in cash, $1.0 million in notes payable in annual substantially equal installments commencing April, 2000 and continuing until April, 2002, 160,000 shares of common stock of SRC valued at $5.00 per share, for a total value of the common stock of $0.8 million, $0.3 million of acquisition liabilities, $0.266 million of asset adjustments for market value, and $0.115 million of acquisition reserves. The acquisition was accounted for using the purchase method of accounting.

The following unaudited pro forma income statement gives effect to the acquisition as if it had occurred on January 1, 1998. The following unaudited pro forma balance sheet at March 27, 1999, gives effect to the acquisition as if it had occurred on March 27, 1999.

                          SIGHT RESOURCE CORPORATION
                      PROFORMA CONSOLIDATED BALANCE SHEET
                                MARCH 27, 1999
                (In Thousands, Except Share and Per Share Data)

                                                                   SRC                   PURCHASE        PRO FORMA
                                                               CONSOLIDATED    KENT     ADJUSTMENTS(1)  CONSOLIDATED
                                                               ------------   -------   --------------  ------------
ASSETS
Current Assets:
    Cash and cash equivalents                                   $    954      $  200         $  385        $  1,539
    Accounts receivable, net of allowance
      of $1,395                                                    3,386         748                          4,134
    Inventories                                                    5,007         899           (100)          5,806
    Prepaid expenses and other current assets                        560          34                            594
                                                                --------      ------                       --------
      Total current assets                                         9,907       1,881            285          12,073
                                                                --------      ------         ------        --------
Property and equipment                                            14,748       1,392                         16,140
Less accumulated depreciation                                     (8,700)       (991)                        (9,691)
                                                                --------      ------                       --------
    Net property and equipment                                     6,048         401              0           6,449
                                                                --------      ------         ------        --------
Other Assets:
    Intangible assets, net                                        17,278         511          6,883          24,672
    Other assets                                                     967          14                            981
                                                                --------      ------                       --------
      Total other assets                                          18,245         525          6,883          25,653
                                                                --------      ------         ------        --------
                                                                $ 34,200      $2,807         $7,168        $ 44,175
                                                                ========      ======         ======        ========
LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities:
    Revolver notes payable                                      $    745      $  120         $  275        $  1,140
    Current portion of long term debt                                388         225            593           1,206
    Current portion of capital leases                                 49                                         49
    Accounts payable                                               2,618         550                          3,168
    Accrued expenses                                               3,540         278            565           4,383
                                                                --------      ------         ------        --------
      Total current liabilities                                    7,340       1,173          1,433           9,946
                                                                --------      ------         ------        --------
Non-current liabilities:
    Long term debt, less current maturities                          763       1,176          5,580           7,519
    Capital leases                                                    19                                         19
    Other liabilities                                                166                                        166
                                                                --------                                   --------
      Total non-current liabilities                                  948       1,176          5,580           7,704
                                                                --------      ------         ------        --------
Series B redeemable convertible preferred stock
  1,452,119 shares issued                                          6,535                                      6,535

Stockholders' equity:
    Preferred stock, $.01 par value.  Authorized 5,000,000
      shares; no shares of Series A issued and outstanding.
    Common stock, $.01 par value.  Authorized 20,000,000
      shares; issued 9,091,552.                                       91          37            (35)             93
    Additional paid-in capital                                    37,518         433            439          38,151
    Treasury stock at cost, 30,600 shares.                          (137)                                      (137)
    Unearned compensation                                            (17)                                       (17)
    Accumulated earnings/(deficit)                               (18,078)        (12)          (249)        (18,100)
                                                                --------      ------         ------        --------
      Total stockholders' equity                                  19,377         458            155          19,990
                                                                --------      ------         ------        --------
                                                                $ 34,200      $2,807         $7,168        $ 44,175
                                                                ========      ======         ======        ========

       See accompanying notes to the consolidated financial statements.


The above unaudited pro forma financial information reflects certain adjustments, including amortization of goodwill, interest expense from acquisition-related debt, and an increase in the weighted average shares outstanding. This pro forma information does not necessarily reflect the results of operations that would have occurred had the acquisition taken place at the beginning of 1998 and is not necessarily indicative of results that may be obtained in the future.

                          SIGHT RESOURCE CORPORATION
                           PROFORMA INCOME STATEMENT
                   FOR THE THREE MONTHS ENDED MARCH 27, 1999
                 (In Thousands, Except for Per Share Amounts)

                                              SRC                          PURCHASE         PRO FORMA
                                          CONSOLIDATED       KENT         ADJUSTMENTS      CONSOLIDATED
                                          -------------  ------------  ------------------  -------------
Net Revenue                                  $15,764         $2,555                            $18,319
Cost of Revenue                                5,013          1,128                              6,141
                                             -------         ------                            -------
  Gross Margin                                10,751          1,427                0            12,178

Selling, General and Admin Expenses           10,194          1,878               70 (2)        12,142
                                             -------         ------          -------           -------
  Income/(Loss) from Operations                  557           (451)             (70)               36

Other Income (Expense):
  Interest Income                                 42                                                42
  Interest Expense                               (82)           (36)            (114)(3)          (232)
  Write Off of Deferred Financing Costs         (323)                                             (323)
                                             -------         ------          -------           -------
    Total Other Income                          (363)           (36)            (114)             (513)
                                             -------         ------          -------           -------

  Income/(Loss) Before Income Taxes              194           (487)            (184)             (477)

Income Tax Expense                                21              0                0 (4)            21

  Net Income/(Loss)                          $   173         $ (487)         $  (184)          $  (498)
                                             =======         ======          =======           =======

Basic Loss Per Common Share                  $  0.02                                           $ (0.05)
                                             =======                                           =======

Weighted Average Number of Common
  Shares Outstanding                           9,061                             160 (5)         9,221
                                             =======                         =======           =======

                                                                                 Three Months Ended
                                                                                  March 27, 1999
                                                                                 ------------------
  Net income/(loss)                                                as reported           $   173
                                                                                         =======
                                                                   pro forma             $  (498)
                                                                                         =======
   Net earnings/(loss) per share - basic and diluted               as reported           $  0.02
                                                                                         =======
                                                                   pro forma             $ (0.05)
                                                                                         =======

       See accompanying notes to the consolidated financial statements.

    The above unaudited pro forma financial information reflects certain adjustments, including amortization of goodwill, interest expense from acquisition-related debt, and an increase in the weighted average shares outstanding. This pro forma information does not necessarily reflect the results of operations that would have occurred had the acquisition taken place at the beginning of 1998 and is not necessarily indicative of results that may be obtained in the future.

                          SIGHT RESOURCE CORPORATION
                           PROFORMA INCOME STATEMENT
                         YEAR ENDED DECEMBER 31, 1998

                 (In Thousands, Except for Per Share Amounts)

                                            SRC                    PURCHASE        PRO FORMA
                                       CONSOLIDATED     KENT      ADJUSTMENTS    CONSOLIDATED
                                       -------------  --------  ---------------  -------------
Net Revenue                              $ 54,971     $10,206                          $65,177
Cost of Revenue                            18,991       3,534                           22,525
                                         --------     -------                          -------
  Gross Margin                             35,980       6,672            0              42,652

Selling, General and Admin Expenses        37,036       6,179          282 (2)          43,497

  Income/(Loss) from Operations            (1,056)        493         (282)               (845)

Other Income (Expense):
  Interest Income                             184                                          184
  Interest Expense                           (201)       (129)        (457)(3)            (787)
  Gain on Sale of Assets                      158                                          158
                                         --------                                      -------
    Total Other Income                        141        (129)        (457)               (445)
                                         --------     -------      -------             -------

  Income/(Loss) Before Income Taxes          (915)        364         (739)             (1,290)

Income Tax Expense                             70          10            0 (4)              80

  Net Income/(Loss)                      $   (985)    $   354      $  (739)            $(1,370)
                                         ========     =======      =======             =======

Basic Loss Per Common Share                $(0.11)                                     $ (0.15)
                                         ========                                      =======

Weighted Average Number of Common
  Shares Outstanding                        8,867                      160 (5)           9,027
                                         ========                  =======             =======

                                           1998
                                       ------------
  Net loss                   as reported                ($  985)
                                                   ============
                             pro forma                  ($1,370)
                                                   ============
  Net loss per share         as reported                ($ 0.11)
                                                   ============
                             pro forma                  ($ 0.15)
                                                   ============

    See accompanying notes to the consolidated financial statements. The above unaudited pro forma financial information reflects certain adjustments, including amortization of goodwill, interest expense from acquisition-related debt, and an increase in the weighted average shares outstanding. This pro forma information does not necessarily reflect the results of operations that would have occurred had the acquisition taken place at the beginning of 1998 and is not necessarily indicative of results that may be obtained in the future.

                          SIGHT RESOURCE CORPORATION
                    NOTES TO PROFORMA FINANCIAL STATEMENTS

(1) To record the acquisition of Kent Optical. The additional paid-in capital and accumulated earnings/(deficit) amounts for Kent have been adjusted to reclassify $0.239 million of undistributed earnings of Kent Sub-S entities from accumulated earnings/(deficit) to additional paid-in capital pursuant to Staff Accounting Bulletin 4-B.

(2) To record an estimate of the amortization of the excess of purchase price over the fair market value of assets acquired of approximately $7.03 million. Based on this estimate and a potential useful life of 25 years, the annual amortization expense would be $0.282 million, or $0.07 million quarterly. However, the excess of purchase price over the fair market value of assets acquired may be recognized as the value of goodwill, trademarks, patient lists, records and workforce in place. These intangible assets would be assigned useful lifes of 5 - 25 years and may result in additional amortization expense for the periods presented.

(3) To record the interest expense on approximately $6.2 million of debt used to finance the acquisition. The estimated annual interest rate on a $5.2 million term loan facility is 7.325%. The annual interest rate on a $1.0 million note is 7.5%. Based on these interest rates, the annual interest expense is estimated to be $0.457 million and the quarterly interest expense is estimated to be $0.114 million.

(4) Any pro forma taxes would primarily relate to state taxes as the Company has loss carryforwards and Kent Optical was an S Corporation. Estimate is minimal.

(5) To record additional shares issued in the acquisition as outstanding since the beginning of the period presented.